Exhibit 10.1


                                   SUBCONTRACT
                                    between-
                             SAINT LOUIS UNIVERSITY
                                       and
                             SIGA Technologies, Inc.

This subcontract, entered into on September 1,2005, by and between Saint Louis University : (hereinafter referred to as SLU) and SIGA Technologies, Inc. (hereinafter referred to as Subcontractor), is for the, performance of certain work/services arid reimbursement of allowable costs.

                                   BACKGROUND

SLU has received from the National Institute of Allergy and Infectious Diseases (N1AID), (hereinafter referred to as Sponsor) an Award, entitled "Small Animal Models of Human Infections for Evaluation of Experimental Therapies" (hereinafter referred to as Award), with an ID number N01-AI-15436.

The Subcontractor has agreed to participate in collaboration with SLU, as detailed in the Application for the Award agreement attached and part of this subcontract.

Therefore, the parties agree as follows:

                                    ARTICLES

ARTICLE I - Scope of Work
-------------------------

The Subcontractor agrees to perform the work outlined in Attachment 1 for the reason specified in Attachment 4.

ARTICLE II - Period of Performance
----------------------------------

The term of this Subcontract shall extend from 9/1/2005 through 2/28/2006. Unless stated elsewhere in this subcontract, Subcontractor's expenditures incurred prior to the beginning date or subsequent to the end date are unallowable. Subcontractor shall notify SLU, as soon as possible, of any reason that might contribute to the failure to perform within the specified term even if such reason is beyond the control and without fault or negligence of the Subcontractor. The performance period may be modified by mutual agreement of the parties. The term of this Subcontract may be extended by amendment and upon authorization of the Sponsor to continue the Award with SLU.

ARTICLE HI - Scientific Direction
---------------------------------

The Technical Representative for SLU is Mark Buller, Ph.D., ("SLU's Technical Representative"), who shall coordinate the research efforts of SLU and the Subcontractor. SLU's Technical Representative shall have final authority with respect to the performance of the work in relation.to the Award. In the event that SLU's Technical Representative is no longer able to perform in such capacity, SLU shall be responsible for appointing a successor Technical Representative.

ARTICLE IV - Consideration, Records and Billing Instruction
-----------------------------------------------------------

1. The total compensation to be paid for Subcontractor's activities will not exceed $1,001,000 based on the budget outlined in Attachment 2. Funding for additional years is contingent upon additional funding received from Sponsor for this Award.

2. SLU's payment to Subcontractor shall be based upon the terms and conditions as specified in this subcontract and the availability and allocation of Sponsor's funds necessary to finance SLU's performance.

3. The determination of allowable costs for Subcontractor's activities will be made in accordance with the following applicable Federal Cost Principles inclusive of all amendments in effect as of the date of this agreement.

             - Institutions of Higher Education (OMB Circular A-21);

             - Nonprofit Organizations other than Institutions of Higher
               Education and Hospital (OMB Circular A-122); -State and Local

             Governments (OMB Circular 87); -For-profit Hospitals
             (45 C'FR 74, Appendix E); -For-profit (Commercial)
             Organizations (48 CFR 31.2);

4. Subcontractor shall maintain reasonable records incident to the performance of this subcontract and shall allow SLU access to these records. If this subcontract is greater than $10,000 and Sponsor is a Federal agency, Sponsor, the Comptroller General of the United States, or any of their representatives shall have the right of access to any books, documents, papers and records of the Subcontractor which are directly pertinent to a specific program for the purpose of making audits, examinations, excerpts and transcripts.

5. Payment will be provided upon receipt of invoices (a) identified by the ID number located on the top of each subcontract page, (b) reflecting the cost categories as outlined in the budget (Attachment 2), and (c) approved and signed by the Subcontractor's appropriate administrative official. Subcontractor shall submit invoices after the incurrence of allowable costs, but not more frequently than monthly; invoices shall provide a current and cumulative breakdown of costs and required cost sharing in separate columns. The appropriate official who requests payment shall send a signed note that states: "I hereby certify the following: All expenditures reported (or payments requested) are for appropriate purposes and in accordance with the agreements set forth in the application and award documents. Cost sharing is adequately documented." The Subcontractor's monthly invoices shall constitute the required financial reports under this Agreement.

6. The Final Invoice shall be clearly identified as "final" and shall be submitted no later than 30 days after the subcontract's end date.

7.    All invoices shall be submitted in triplicate to:

             Name:        Mr. Douglas Leavell
                          Director

                Department:     Office of Sponsored Programs

                Address:        Saint Louis University
                                Salus Center
                                3545 Lafayette Ave.
                                St. Louis, MO 63104
                Phone:          314-977-3925
                FAX:            314-977-1894
                email:          leavelld@slu.edu
                                ----------------

8.    An informational copy of each invoice is to be sent to:
               Charlotte Avett
               Molecular Microbiology & Immunology
               SchwitallaHall)Room412 1402 S. Grand
               Blvd Saint Louis University Saint Louis,
               MO 63104

ARTICLE V - Facilities and Administrative Costs
-----------------------------------------------

Federal Awards only:
1. Only facilities and administrative cost rates negotiated and approved by the Subcontractor's cognizant federal agency at the time of the Award may be charged for this project. The amount of facilities and administrative costs charged must be based upon actual direct cost expenditures but is limited to the amount awarded pursuant to attachment 2, and no additional funds will be chargeable for facilities and administrative costs incurred by the Subcontractor.

2. The Subcontractor will provide to SLU one copy of its current memorandum of negotiation covering all facilities and administrative costs charged under this Agreement. As new rates are negotiated, the Subcontractor will forward one copy of the revised memorandum to the SLU.

ARTICLE VI - Designated Representatives
---------------------------------------

 Technical Representative:
 For SLU:                                           For Subcontractor:
 Mark Buller, Ph.D.                                 Dennis E. Hruby, Ph.D.
 Molecular Microbiology & Immunology                Chief Scientific Officer
 Saint Louis University                             SIGA Technologies, Inc.
 Schwitalla Hall, Room 432                          4575 SW Research Way
 1402 S. Grand Blvd.
 Saint Louis, MO 63104                              Corvallis, OR 97333
 Phone: (314) 977-8870                              Phone: (541) 753-2000
 Fax: (314)977-8717                                 Fax:(541)753-9999
 E-mail: bullemn@slu.edu                            E-mail: dhruby@sgph.com

 Administrative Representative:
 For SLU North Campus Office:                      For Subcontractor:
 Michael Luczak                                    Dennis e. Hruby, Ph.D.
 Office of Research Services                       Chief Scientific Officer
 Saint Louis University                            SIGA Technologies, Inc.
 3556 Caroline Mall                                4575 SW Research Way
 Saint Louis, MO 63104-1085                        Corvallis, OR 97333
 Phone: (314) 977-7742                             Phone: (541) 753-2000
 Fax: (314) 977-7730                               Fax: (541) 753-9999
 E-mail: luczak@slu.edu                            E-mail: dhruby@sgph.com

The Subcontractor's Technical Representative shall be responsible for the work earned out on behalf of the Subcontractor with respect to the Award and shall report to SLU's Technical Representative. The Subcontractor's Technical Representative shall not be replaced without prior consultation with and the written approval of SLU's Technical Representative and/or the Sponsor as appropriate.

ARTICLE VII - Reports
---------------------

Subcontractor will submit reports required by SLU's Technical Representative cited in Article IV. Such reports shall be submitted according to the schedule and in the format agreed to by the Technical Representative of both parties. The Final Progress Report must be submitted to SLU's Technical Representative no later than 90 days [ ] before [ X ] after the project's end date.

ARTICLE VIII - Intellectual Property
------------------------------------

Any intellectual property arising out of the activities assisted by this subcontract shall be promptly and fully reported to SLU's Administrative Representative. The ownership and manner of disposition of all rights in and to such intellectual property shall be subject to the regulations issued by the Sponsor as such regulations appear in the Award between the Sponsor and SLU (including 37 CFR 401.14 when Sponsor is a Federal agency).

ARTICLE VIX - Proprietary and Confidential Information
------------------------------------------------------

SLU and Subcontractor agree to use all reasonable diligence to prevent disclosure to third parties any confidential information disclosed to it under this subcontract and marked by either party as confidential for a period of three (3) years from the date of disclosure. Such information shall be disclosed in writing and marked "confidential," or if disclosed orally or in other documentary form shall be reduced to writing and marked "confidential" within thirty (30) days thereafter. Disclosure of confidential information to employees, officers, agents, and representatives shall be only on a need-to-know basis and as necessary for the purposes of this subcontract. This non-disclosure obligation shall not apply to information:

1. already in or subsequently enters the public domain through no fault of SLU or Subcontractor;
2. presently known or that becomes known to SLU or Subcontractor from its own independent sources;

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

3. received by SLU or Subcontractor from any third party not under obligation to keep such information confidential;
4. independently developed by SLU or Subcontractor without use of the other's confidential information; or
5.    required to be disclosed by law.

ARTICLE X - Publications
------------------------

Any publications resulting from this subcontract must be coordinated with the Technical Representative. The Subcontractor must ensure that all publications bear the proper acknowledgment of the support provided by SLU and the Sponsor. Three copies of all publications will be forwarded to the Technical Representative for transmittal to the Sponsor.

ARTICLE XI - Assignments and Subcontracts
-----------------------------------------

Neither performance nor payment involving the whole or any part of this subcontract as described under Article 1 may be assigned, subcontracted, transferred, or otherwise given or imposed on any other party by Subcontractor without the prior written consent of SLU. Subcontractor shall pass the appropriate Sponsor information to any Subrecipient. As applicable, this shall include Sponsor name, Award ID number, Award title, CFDA number and appropriate flow-down requirements.

ARTICLE XII - Changes and Prior Approval
----------------------------------------

Subcontractor is responsible for both notifying SLU and obtaining prior written approval of SLU with respect to any changes which might materially alter the terms of this subcontract. Examples include, but are not limited to, changes in the period of performance, in Subcontractor's Technical Representative, significant rebudgeting and changes in the scope of work. In the event of uncertainty as to whether a change is significant enough to require prior approval refer questions to SLU's Administrative Representative noted in Article IV.

It is understood that the Subcontractor's budget referred to in Attachment 2 is an estimate and that there may be a need to depart from such budget to meet certain unanticipated requirements of Award. The Subcontractor is authorized to re-budget funds which do not require prior approval from the Sponsor in accordance with any applicable Grants Policy Statement, with all applicable addenda, but provided each such re-budgeting action is approved by the authorized official of the Subcontractor who is designated to grant such approval.

ARTICLE XIII - Insurance
------------------------

Subcontractor shall be solely responsible for any and all third party liability that might be incurred in the performance of this Subcontract. Therefore, Subcontractor shall maintain sufficient insurance coverage for Public Liability, Property Damage, Employer's Liability and Compensation Insurance and Motor Vehicle Liability (Personal Injury and Property Damage).

ARTICLE XTV - Suspension
------------------------

SLU reserves the right to suspend this subcontract at any time by electronic or telephone notice to

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

Subcontractor followed by written notice within 10 days of the initial notice. Subcontractor will immediately stop performance and will not perform under this subcontract until receiving a resume performance notice from SLU followed by written notice within 10 days. SLU will provide Subcontractor with the reason(s) for suspension and indicate if any remedies are available to Subcontractor. If SLU and Subcontractor mutually agree the reason(s) for the suspension have been remedied, SLU will issue a resume performance notice to Subcontractor. Subcontractor will not be reimbursed or paid for any charges during the suspension period.

ARTICLE XV - Disputes and Termination
-------------------------------------

Any dispute or differences arising out of this Agreement, which cannot be settled amicably between the parties within a reasonable time, shall be finally settled under the rules of arbitration of the American Arbitration Association by an arbitrator appointed in accordance with such rules. The arbitration shall take place in St. Louis. Missouri. The dispute or difference shall be decided by the arbitrator in accordance with the substantive laws of the State of Missouri, without regard to the choice of law principles thereof. Further, the parties agree that any award or final decision rendered pursuant to such arbitration may be entered for enforcement, and irrevocably consent to the jurisdiction of any United States court, tribunal or agency in St. Louis, Missouri, for purposes of enforcement of this Agreement or arbitration decision and award made by the arbitrator. This provision shall survive if this Agreement is adjudged void or should be canceled, annulled, or terminated.

SLU reserves the right to terminate this subcontract at any time by giving Subcontractor written notice at least 30 days prior to the effective date of termination. The Subcontractor may submit a written request to SLU for termination at least 30 days prior to the effective date of termination.

In the event of default, either by Subcontractor's failure to substantially perform its obligations, Subcontractor's violation of other material terms of this subcontract, or Sponsor's termination of work by SLU on the subject matter of this Award, then performance by the Subcontractor under this subcontract may be terminated by SLU at any time by given written notice to the Subcontractor. Should performance be so terminated, the Subcontractor shall be paid for its reasonable costs and commitments to the date of termination, but only to the extent that such costs and commitments are reimbursable to SLU under the terms of Sponsor's Award. Payment shall be made upon submission to SLU of a final invoice covering the aforementioned performance and submission of any and all results achieved to the time of termination and acceptance thereof by SLU.

ARTICLE XVI - General Provisions
--------------------------------

The following general provisions become operative if the particular subject relates to activity to be performed under this subcontract.

1.    Protection of Human Subjects
      ----------------------------

      Subcontractor agrees that the rights and welfare of human subjects will be protected in accordance with applicable policies set forth in 45CFR 46 and 21 CFR 50 and 56. Subcontractor shall bear full responsibility for the proper and safe performance of its work and services involving human subjects.

      SLU's Technical Representative identifies Subcontractor's work as involving human subjects

      [ ] Yes [ X ] No. If yes, Subcontractor must provide to SLU documentation that an Institutional Review Board (IRB) has reviewed and approved such procedures and must provide the IRB's federally assigned assurance number.

      SLU's Technical Representative identifies Subcontractor's work as including a responsibility for the design and conduct of research involving human subjects, and as being funded by the National Institutes of Health [ ] Yes [ X ] No. If yes. Subaward Attachment 3 describes the education completed in the protection of human subjects for each individual identified as "key personnel" that will be involved in Subcontractor's work. Furthermore, as required by NIH Notice OD-00-039, Subcontractor agrees that Attachment 3 was submitted by Subcontractor to SLU in accordance with Just-in-Time proposal procedures, PHS prior approval requirements, or as part of a non-competing renewal as applicable. Subcontractor further agrees to include a description of such education in their progress reports or scope of work description that will be incorporated into the non-competing renewal.

      The Subcontractor certifies that it is familiar with the requirements of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and its accompanying regulations, and will comply with all applicable HIPAA requirements in the course of this Agreement.

2.    Animal Welfare
      --------------
      Subcontractor shall comply with all procedures and regulations that ensure the humane care of animals to include but not limited to the following:
      -Animal Welfare Act as amended (7 USC 2131 et seq.)
      -PHS Policy on Humane Care of Laboratory Animals by Awardee Institutions -U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing. Research, and Training
      -NIH Publication (85-23) Guide for the Care and Use of Laboratory Animals

      SLTJ's Technical Representative identifies Subcontractor's work as involving animals [ X ] Yes [ ] No. If yes, Subcontractor must provide to SLU documentation that an Institutional Animal Care Use Committee (IACUC) has reviewed and approved such procedures and must provide the lACUC's federally assigned assurance number.

3.    Recombinant DNA Research
      ------------------------
      Subcontractor must comply with NIH Guidelines for Research Involving Recombinant DNA Molecules (49 CFR 46266 or latest revision).

4.    Small Business, Minority-Owned Business, and Woman-Owned Business
      Utilization
      -----------------------------------------------------------------
      Subcontractor must make positive efforts to use small business concerns, minority-owned businesses, and woman-owned businesses as sources for procurement of goods or services, including consultant services.

5.    Grant-Related Income
      --------------------
      If this project is Federally funded, the Subcontractor must report to SLU any grant related income as covered by OMB Circular A-110, Paragraph 24. Disposition of such income will be consistent with the terms of the Sponsor's Award.

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

6.    Equipment Accountability and Disposition
      ----------------------------------------
      For purposes of this subcontract equipment is defined as those items costing $5,000 or more, and having a useful life of more than two years. Except for for-profit firms/organizations, title to all equipment purchased under this subcontract shall vest in Subcontractor upon acquisition unless it is determined that to do so is not in furtherance of the objectives of the Sponsor. subject to the provisions for right to transfer contained in OMB Circular A-110. Paragraph 34(g)(4). Administration, internal control and management of equipment shall comply with the requirements of OMB Circular A-110, Paragraph 34.

      Except for a model change for equipment in Subcontractor's proposed budget, Subcontractor shall request SLU's prior approval for the purchase of equipment not in Subcontractor's proposed budget, Attachment 2,

7.    DHHS
      ----
      If the Award covered in this Agreement is provided by a Federal agency other than the National Institutes of Health or the National Science Foundation, the Public Health Service Grants Policy Statement, DHHS Publication No. (OASH) 94-50,000 (Rev.) April 1, 1994, with all applicable addenda issued since that date, to the effective date of this Agreement, are incoiporated by reference and made a part of this Agreement.

ARTICLE XVn - Certifications
----------------------------

By accepting this subcontract, Subcontractor certifies compliance with the following, if applicable:

1.    Non-Discrimination
      ------------------
      Subcontractor certifies that it complies with all federal statues relating to non-discrimination.
      These include but are not limited to:
      - E.0.11246 "Equal Employment Opportunity," as amended by E.0.11375 "Amending Executive Order 11246 relating to Equal Employment Opportunity" -Title VI of the Civil Rights Act of 1964 (P.L. 88-352) which prohibits discrimination based on race, color, or national origin and certifies that valid Assurances of Compliance (Forms HHS 441 and HHS 641) are on file with the HHS Office for Civil Rights;
      -Rehabilitation Act of 1973 which prohibits discrimination based on physical and mental handicap;
      -Title IX of the Educational Amendments of 1972 which prohibits discrimination based on sex; and
      -Age Discrimination Act of 1975 which prohibits unreasonable discrimination based on age.

2.    Drug-Free Work Place
      --------------------
      Subcontractor will provide a drug-free workplace in accordance with the provision of the Drug Free Workplace Act of 1988 (P.L. 100-690, Title V, Subtitle D) and 45 CFR 76.

3.    Smoke-Free Work Place
      ---------------------
      Subcontractor will provide a smoke-free workplace in accordance with the provisions of the Pro-Children Act of 1994 (P.L. 303-227, Part C - Environmental Tobacco Smoke, Section 1041-1044).

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

4.    Misconduct in Science
      ---------------------
      Subcontractor certifies that an acceptable assurance for dealing with reporting possible misconduct in science is on file with the PHS Office of Research Integrity and that it is in compliance with 42 CFR 50 Subpart A.

5.    Debarment Suspension, Repayment of Federal Debt
      -----------------------------------------------
      Subcontractor certifies that neither it nor its principal are presently debarred, suspended, proposed for debarment. declared ineligible, or voluntarily excluded from participation in this transaction by any federal department or agency. Furthermore, Subcontractor certifies neither it nor its principals are delinquent on the repayment of any federal debt.

6.    Audit Requirements
      ------------------
      By accepting this subcontract. Subcontractor certifies that it meets the audit requirements of OMB Circular A-133 or Circular A-128 as appropriate, and will furnish a copy of such audit report to SLU within 30 days of completion of said audit, if this Award is $25,000 or more. Subcontractor further certifies that, in instances of non-compliance with federal laws and regulations, appropriate corrective action will be taken. Subcontractor agrees to notify SLU of the corrective action within six months of furnishing the audit report to SLU. All records and reports prepared in accord with the requirement of OMB Circular A-133 or Circular A-128 as appropriate shall be available for inspection by Sponsor's representatives or the federal government during normal business hours. If Subcontractor is not subject to OMB Circular A-133 and in the event of noncompliance which involves a subaward from SLU. Subcontractor agrees to send its financial audit report to SLU within 30 days of receipt by Subcontractor's auditors. If Subcontractor must send its A-133 or financial audit report to SLU, Subcontractor further agrees to notify SLU of its corrective action taken within six months of furnishing its applicable audit report to SLU. In accordance with OMB Circular A-133, SLU will issue a management decision to the Subcontractor within six months.

7.    Clean Air and Water Certification
      ---------------------------------
      Subcontractor certifies that any facility to be used in the performance of this subcontract is not listed on the Environmental Protection Agency
      (EPA) list of Violating Facilities. Subcontractor will immediately notify SLU, before this subcontract, of the receipt of any communication from the Administrator, or a designee of the EPA, indicating that any facility the Subcontractor proposes to use for the performance of the contract is under consideration to be listed on the EPA list of Violating Facilities.

      When the total award is in excess of $100,000, the Subcontractor agrees to comply with all applicable standards, orders or regulations issues pursuant to the Clean Air Act (42 U.S.C. 7401 et. seq.) and the Federal Water Pollution Control Act as amended (33 U.S.C. 1251 et. seq.).

8.    Conflict of Interest
      --------------------
      The Subcontractor agrees that it has a conflict of interest policy which compiles with the Public Health Services and National Science Foundation policies; namely, the Subcontractor has a conflict of interest policy which requires disclosure and resolution of all conflicts of interest, potential and actual, which exist for those involved in the design, conduct and reporting of research under this agreement prior to acceptance of funding. The Subcontractor is responsible

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

      for informing its Technical Representatives and/or other applicable employees of its conflict of interest policy and procedures, designating officials to review conflict of interest financial disclosures, managing conflicts, informing the University and the cognizant federal sponsor(s) of conflicts and remedying same, certifying in each proposal for funding that required conflict of interest policies are in place and that no conflicts exist related to the proposed project, notifying SLU and federal sponsor(s) of any post-award conflicts and otherwise complying in all other respects with all applicable federal regulations, including 42 CFR 50, Subpart F.

      If a conflict of interest related to the Award exists, the Subcontractor will furnish SLU with the following information:
      1.    Nature of conflict
      2.    Subcontractor's institutional policy for Conflict of Interest
      3. Certification from the Subcontractor that appropriate institutional leadership is aware of Technical Representative's and/or other applicable employee's conflict and that the Subcontractor's policy will be followed
      4. Technical Representative's and/or other applicable employee's plan for minimizing or eliminating potential study bias that such an interest might represent.

9. Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions If the total Award is greater than $100?000, by signing this subcontract Subcontractor hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989:

      No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement.

      If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, Subcontractor shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to SLU. Submission of this certification and disclosure is a prerequisite for making or entering into this subcontract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by mis provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

10.   Terms and Conditions of Prime Award
      -----------------------------------
      By signing this Subcontract, Subcontractor agrees to all terms and conditions of the prime award which is hereto attached as Attachment 3.

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

ARTICLE XVIII - Indemnification
-------------------------------

In the performance of the work, duties and obligations contemplated herein, it is mutually understood and agreed that the Subcontractor and SLU are at all times acting and performing as independent contractors, each responsible only for their respective acts or omissions. The Subcontractor shall, during the term of this Agreement and at all times thereafter, indemnify, defend and hold harmless SLU. its trustees, directors, officers, employees and agents, from and against any and all claims, demands, damages, losses and other expenses (including attorneys' fees) arising in whole or in part out of the negligent acts or omissions of Subcontractor in the performance of this Agreement. SLU shall, during the term of this Agreement and at all times thereafter, indemnify, defend and hold harmless the Subcontractor, its trustees, directors, officers, employees and agents, from and against any and all claims, demands, damages, losses and other expenses (including attorneys' fees) arising in whole or in part out of the negligent acts or omissions of SLU in the performance of this Agreement.

ARTICLE XIX - Order of Precedence
---------------------------------

In the event of any inconsistency among the provisions of this subcontract the inconsistency shall be resolved by giving precedence as follows: (1) if attached, any Special Provisions; (2) subcontract's General Provisions and other documents, exhibits and attachments; and (3) Sponsor's Award. (Attachment 3).

ARTICLE XX - No Employer-Employee Relationship
----------------------------------------------

This agreement does not create any agency, employment, joint employer, joint venture, or partnership between SLU and Subcontractor. Neither party will have the right, power, or authority to act for the other in any manner whatsoever.

ARTICLE XXI - Entire Subcontract
--------------------------------

This subcontract is intended by the parties as a final written expression of their agreement and supersedes and replaces any prior oral or written agreement. Any terms or conditions proposed by Subcontractor inconsistent with or in addition to terms and conditions herein contained shall be void and or no effect unless specifically agreed to by SLU in writing and signed by both parties.

THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION THAT IS ENFORCEABLE AGAINST THE PARTIES HERETO:

IN WITNESS WHEREOF, the parties hereto have caused their authorized officials to execute this subcontract as of the date(s) set forth below:


SAINT LOUIS UNIVERSITY                      SUBCONTRACTOR
----------------------                      -------------

/s/ Michael G. Luczak       9/8/2005        /s/ Dennis E. Hruby        9/14/2005
------------------------    ---------       ----------------------     ---------
Authorized Signatory        Date            Authorized Signatory       Date



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